                                 $125,000,000

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                     Units Consisting of $__% Senior Notes
                       due 2004 and Warrants to Purchase
                           ___ Shares of Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                   July __, 1997

Lehman Brothers Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
As Representatives of the several
 Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Ladies & Gentlemen:

          Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), proposes to issue and sell __________ Units consisting of $____ aggregate principal amount of ___% Senior Notes due 2004 (the "Notes") and Warrants (the "Warrants") to purchase shares (the "Warrant Shares") of Common Stock, par value $1.00, of the Company (the "Common Stock") (the Units, Notes and Warrants are referred to collectively as the "Securities"). The Notes are to be issued pursuant to an Indenture dated as of July __, 1997 (the "Indenture") to be entered into between the Company and First Union National Bank of Virginia, as trustee (the "Trustee"), substantially in the form which has been filed as an exhibit to the Registration Statement. The Warrants are to be issued pursuant to a Warrant Agreement (the "Warrant Agreement"), dated as of July __, 1997, to be entered into between the Company and First Union National Bank of Virginia, as warrant agent (the "Warrant Agent"), substantially in the form of which has been filed as an exhibit to the Registration Statement. The Company will pledge pursuant to a Collateral Pledge and Security Agreement dated as of July __, 1997 (the "Pledge Agreement"), between the Company and the Trustee, a portion of the net proceeds of the issuance and sale of the Notes as security for payment of the first six scheduled interest payments due on the Notes. This is to confirm the agreement concerning the purchase of the Securities from the Company by the Underwriters.



          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

          (a) A registration statement on Form S-1 (File No. 333-30195), and one or more amendments thereto, with respect to the Securities have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the

     "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendments thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including a final prospectus and including any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act; and "Prospectus" means such final prospectus included in the Registration Statement at the time it became effective. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information concerning the Underwriters furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

          (c)  The Company and each of its subsidiaries (as defined in Section
     15) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses as currently conducted requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company (other than Primus Telecommunications, Inc. and Axicorp Pty., Ltd. (collectively, the "Significant Subsidiaries")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

          (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except for those described in the Prospectus).

          (e) All of the Warrant Shares issuable upon exercise of the Warrants have been duly and validly authorized and reserved for issuance upon such exercise and, when issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrant Agreement, will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will be entitled to the benefits of the Warrant Agreement; and the Securities and Warrant Shares issuable upon exercise of the Warrants will conform to the description of the Units, Notes, Warrants and Warrant Shares contained in the Prospectus. The Company has a sufficient number of authorized but unissued shares of Common Stock to enable the Company to issue, without further stockholder action, the Warrant Shares.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The execution, delivery and performance of this Agreement, the Indenture, the Warrant Agreement, the Securities and the Pledge Agreement by the Company and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Notes, the Warrants and Warrant Shares issuable upon exercise of the Warrants, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Securities and the Warrant Shares issuable upon exercise of the Warrants under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934 (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters or the issuance of the Warrant Shares upon exercise of the Warrants, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Warrant Agreement, or the Pledge Agreement by the Company and the consummation of the transactions contemplated hereby and thereby, and the issuance of the Warrant Shares upon exercise of the Warrants.

          (h) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the

     Registration Statement.

          (i) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the Indenture and the Warrant Agreement have been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery of the Indenture by the Trustee and the Warrant Agreement by the Warrant Agent) and delivered by the Company, will constitute valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing, and the Securities and the Warrant Shares have been duly authorized, and when duly executed, authenticated, issued and delivered as provided in the Indenture and the Warrant Agreement, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and the Warrant Agreement and enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

          (j) The Pledge Agreement has been duly authorized by the Company and when executed and, delivered by the Company, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and upon the Closing Date, the pledge of Collateral (as defined in the Pledge Agreement) securing the payment of the Obligations (as defined in the Pledge Agreement) for the benefit of the Trustee and the holders of the Notes will constitute a first priority perfected security interest in such Collateral, enforceable against all creditors of the Company and any persons purporting to purchase any of the Collateral from the Company.

          (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business (x) from fire, explosion, flood or other calamity, whether or not covered by insurance, or (y) from any labor dispute or court or governmental action, order or decree, in either case otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

          (l) The historical financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except that the unaudited historical financial statements are subject to normal year-end adjustments. The unaudited pro forma financial information set forth in the Prospectus presents fairly, on the basis stated in the Prospectus, the information set forth therein, has been prepared in accordance with the Rules and Regulations and the guidelines of the Commission with respect to pro forma financial statements, has been properly compiled on the pro forma bases set forth therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (m) Deloitte & Touche LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 7(k) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations; and Price Waterhouse, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 7(l) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

          (n) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          (o) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries with properties of a similar value.

          (p) The Company and each of its subsidiaries (i) own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses ("Intellectual Property") which are both material and necessary for the conduct of their respective businesses, and (ii) have no reason to believe that the conduct of their respective businesses as currently conducted will conflict with, and have not received any notice of any claim of conflict with, any Intellectual Property of others.

          (q) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (r) There are no contracts or other documents which are required by the Securities Act or by the Rules and Regulations to be described in the Prospectus or filed as exhibits to the Registration Statement which have not been described in the Prospectus or filed as exhibits to the Registration Statement.


          (s) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

          (t) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

          (u) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (v) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

          (w) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

          (x) The Company (i) makes and keeps books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (y) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, where any such violation or failure, in the case of this subclause (iii), might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

          (z) Neither the Company nor any of its subsidiaries, nor any director, officer, employee or, to the knowledge of the Company any agent or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (aa) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (bb) Neither the Company nor any subsidiary is an "investment company" nor "a company controlled by an investment company" within the meaning of such terms under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (cc) The Company and its subsidiaries posses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          (dd) The Company has complied and will comply with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

          2. Purchase of the Securities by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company at a purchase price of $__ per Unit, the respective number of Units set forth opposite that Underwriter's name in Schedule 1 hereto.

          The Company shall not be obligated to deliver any of the Securities to be delivered on the Delivery Date (as hereinafter defined), except upon payment for all the Units to be purchased on the Delivery Date as provided herein.

          3. Offering of Units by the Underwriters. Upon authorization by the Representatives of the release of the Units, the several Underwriters propose to offer the Units for sale upon the terms and conditions set forth in the Prospectus.

          4. Delivery of and Payment for the Securities. Delivery of and payment for the Securities shall be made at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M., New York City time, on the third full business day (as defined in Section 15) following the date of this Agreement (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Securities to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Securities, the Company shall make the certificates representing the Securities available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

          5.   Further Agreements of the Company.  The Company agrees:

          (a) To prepare the Prospectus in a form approved by the Representatives and to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, the Warrant Agreement and the Pledge Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required by law at any time after the Effective Time in connection with the offering or sale of the Securities or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

          (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (g) For the period ending on the earlier of (i) five years following the Effective Date or (ii) such date as the Company is no longer required to file reports under the Exchange Act, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities and the Warrant Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in no event shall the Company be required to qualify as a foreign corporation or otherwise subject itself to taxation in any jurisdiction in which it is not otherwise qualified or so subject;

          (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any debt securities or shares of Common Stock (other than (A) the Securities, the Warrant Shares and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights, or (B) equity or debt securities issued in connection with an acquisition), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on (A) the date hereof, or (B) the grant of options, rights or warrants in connection with an acquisition), without the prior written consent of Lehman Brothers Inc.;

          (j) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary thereof shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

          (k) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representatives a signed copy of each report on Form SR filed by it with the Commission; and

          (l) To apply the net proceeds from the sale of the Stock being sold by the Company substantially as set forth in the Prospectus.

          6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, and the original issuance, sale and delivery, of the Securities and the Warrant Shares, and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement;
(d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) the fees and expenses (including reasonable legal fees) incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities; (f) any applicable listing or other fees; (g) the fees and expenses (including reasonable legal fees) of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) all fees and expenses of the Trustee, the Warrant Agent; and
(i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement, the Indenture, the Warrant Agreement and the Pledge Agreement; provided that, except as provided in this Section 6 and in Section 11 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

          7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) and the Indenture shall have been qualified under the Trust Indenture Act, and the Representatives shall have received notice thereof, not later than the first full business day next following the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Shearman & Sterling, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Warrant Agreement, the Pledge Agreement, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Pepper, Hamilton & Scheetz LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit A.

          (e) Swidler & Berlin, Chartered shall have furnished to the Representatives its written opinion, as special United States telecommunications counsel for the Company, addressed to the Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit B.

          (f) Rakisons Solicitors shall have furnished to the Representatives its written opinion, as British regulatory counsel for the Company, addressed to the Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit C.

          (g) Rawling & Company Solicitors shall have furnished to the Representatives its written opinion, as Australian regulatory counsel for the Company, addressed to the Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit D.

          (h) Osler, Hoskins & Harcourt shall have furnished to the Representatives its written opinion, as Canadian regulatory counsel for the Company, addressed to the Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit E.

          (i) Osler, Hoskins & Harcourt shall have furnished to the Representatives its written opinion, as Canadian regulatory counsel for the Company, addressed to the Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit F.

          (j) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Securities and the Warrant Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (k) At the time of execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (l) At the time of execution of this Agreement, the Representatives shall have received from Price Waterhouse a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (m) With respect to the letter of Deloitte & Touche LLP referred to in paragraph (k) of this Section 7 and delivered to the Representatives concurrently with the execution of this Agreement (the "D&T initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the D&T initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (n) With respect to the letter of Price Waterhouse referred to in paragraph (l) of this Section 7 and delivered to the Representatives concurrently with the execution of this Agreement (the "PW initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the PW initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (o) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

               (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(p) have been fulfilled; and

               (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

          (o) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business (x) from fire, explosion, flood or other calamity, whether or not covered by insurance, or
     (y) from any labor dispute or court or governmental action, order or decree, in either case otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (r) As of the date hereof, (i) the "Seller Financing" in connection with the Company's acquisition of Axicorp Pty., Ltd., and consisting of $4.1 million payable to Fujitsu Australia Limited and $4.0 million payable to individual stockholder sellers, shall have been repaid and the collateral security interests therein of outstanding shares of Axicorp Pty., Ltd shall have been released and (ii) Axicorp Pty., Ltd. shall be a wholly-owned subsidiary of the Company.

          (s) As of the date hereof, the loan by Teleglobe to the Company of $2 million, due February 9, 1998, and secured by assets of the Company, shall have been prepaid.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          8. Indemnification and Contribution. (a) The Company and Primus Telecommunications, Inc., a Delaware corporation, and Axicorp Pty., Ltd., a company organized under the laws of Australia (collectively, the "Principal Subsidiaries"), jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Securities or Warrant Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Principal Subsidiaries shall not be liable under this clause
(iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Principal Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is comprised solely of the information set forth in Section 8(e) hereof, and provided further, that the Company and the Principal Subsidiaries shall not be liable under clauses (i), (ii) and (iii) above to the extent that any such loss, claim, damage, or liability of such Underwriter results from the fact that a copy of the Prospectus was not sent or given to such person by such Underwriter as required and within the time required by the Securities Act and if the untrue statement or omission shall have been corrected in the Prospectus, subject to the following: (a) the burden of showing that a copy of the Prospectus was not so sent or given shall be on the Company and (b) the failure to deliver a copy of the Prospectus does not result from non-compliance by the Company with Section 5(c)(ii) hereof. The foregoing indemnity agreement is in addition to any liability which the Company or the Principal Subsidiaries may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c)   Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and provided further that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable out-of-pocket costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the Principal Subsidiaries under this
Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Principal Subsidiaries. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Principal Subsidiaries on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Principal Subsidiaries on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Principal Subsidiaries, on the one hand, and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Principal Subsidiaries or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Principal Subsidiaries and information supplied by the Company shall also be deemed to have been supplied by the Principal Subsidiaries. The Company and the Principal Subsidiaries and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth on the cover page of, and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          9. Defaulting Underwriters. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on such Delivery Date if the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Securities to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Securities which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and
11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 9, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 7(p) or 7(q), shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

          11. Reimbursement of Underwriters' Expenses. If the Company shall fail to tender the Securities for delivery to the Underwriters at the Delivery Date by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department
     (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to
     Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285; and

          (b) if to the Company or to the Principal Subsidiaries, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: K. Paul Singh, Chairman and Chief Executive Officer (Fax: (703) 902-2814);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

          13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Principal Subsidiaries and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          16. Governing Law. This Agreement shall be governed by the laws of the State of New York.

          17. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Axicorp Pty., Ltd. hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

          18. Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

          19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement between the Company, the Principal Subsidiaries and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              Primus Telecommunications Group,
                              Incorporated

                              By
                                -------------------------------------------
                              Title
                                   ---------------

                              Primus Telecommunications, Incorporated

                              By
                                -------------------------------------------
                              Title
                                   ---------------


                              Axicorp Pty., Ltd.

                              By
                                -------------------------------------------
                              Title
                                   ---------------


Accepted:

Lehman Brothers Inc.
Donaldson, Lufkin & Jenrette
 Securities Corporation


For themselves and as Representatives
of the several Underwriters named in
Schedule 1 hereto

     By Lehman Brothers Inc.

     By
       -------------------------------------------
          Authorized Representative

                                  SCHEDULE 1

                                                                       Number of
     Underwriters                                                        Units
     ------------                                                      ---------
     Lehman Brothers Inc...........................................
     Donaldson, Lufkin & Jenrette Securities Corporation...........

        Total......................................................
                                                                       =========

                                                                       EXHIBIT A


                                                                  July ___, 1997


LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule 1 to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

          Re:  Primus Telecommunications Group, Incorporated
               ---------------------------------------------

Ladies and Gentlemen:

          We have acted as special counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), in connection with the execution and delivery by the Company of the Underwriting Agreement dated July __, 1997 (the "Underwriting Agreement") by and among the Company, the Subsidiaries (as defined below) and you, as representatives (the "Representatives") of the several Underwriters listed on Schedule 1 attached thereto (the "Underwriters"), and the filing by the Company with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of the Company's registration statement on Form S-1 (No. 333-30195), as amended to date, relating to __ units (the "Units), each Unit consisting of ___ ___% Senior Notes due 2004 (each, a "Note") and ___ warrants (the "Warrants") to purchase ___ shares of Common Stock, par value $0.01 per share, of the Company (the "Warrant Shares"). The Notes are to be issued under an Indenture dated as of July __, 1997 (the "Indenture") between the Company and First Union National Bank of Virginia, as trustee (the "Trustee"). The Warrants are to be issued pursuant to a Warrant Agreement dated as of July __, 1997 between the Company and First Union National Bank of Virginia, as warrant agent (the "Warrant Agent"). The Company will pledge pursuant to a Collateral Pledge and Security Agreement dated as of July __, 1997 (the "Pledge Agreement"), between the Company and the Trustee, a portion of the net proceeds of the issuance and sale of the Notes as security for payment of the first six scheduled interest payments due on the Notes. This opinion is delivered to you pursuant to Section 7(d) of the Underwriting Agreement. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

          In connection with this opinion, we have examined the Underwriting Agreement, the Indenture, the Warrant Agreement, the Pledge Agreement (collectively, the "Transaction Documents"), the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of the Company, Primus Telecommunications, Inc. and Axicorp Pty., Ltd. (each, a "Subsidiary" and, collectively, the "Subsidiaries") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of certificates of officers of the Company and the Subsidiaries, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of the Company contained in the Agreements and in such certificates of officers of the Company and the

Subsidiaries, and of certificates of public officials. To the extent that our opinion is based on matters "to our knowledge" or otherwise "known to us", or words of similar import and for the purposes of ascertaining our belief as to any matters contained herein, our knowledge is based solely upon the actual knowledge of the partners and associates of this firm who have performed substantive legal services for the Company and its subsidiaries. We hereby advise you that John DePodesta, Esq., of counsel to this firm, is a stockholder, an executive officer and a member of the board of directors of the Company, and that the opinions and statements expressed herein, with your permission, do not include or otherwise reflect such knowledge which Mr. DePodesta may have obtained solely in his capacity as a stockholder, executive officer or director of the Company.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Transaction Documents by the parties thereto other than the Company, (ii) the due authentication of the Notes by the Trustee and the Warrants by the Warrant Agent, (iii) the genuineness of the signatures of, and the authority of, persons signing the Transaction Documents on behalf of all parties other than the Company, (iv) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (v) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of the State of New York, the General Business Corporation Law of the State of Delaware and the federal laws of the United States, without regard to conflict or choice of law principles; provided, however, this letter does not address federal,
                   --------  -------
state, or local statutes, laws, rules, regulations, or orders of any governmental authority relating to governmental regulation of telecommunications companies. In connection with the opinions set forth in paragraph (i) below, we have relied exclusively upon a copy of the Company's and each Subsidiary's charter, as certified by the Secretary of State of their respective jurisdictions of incorporation, and certificates of good standing issued by various Secretaries of State, copies of which are attached to this opinion.

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

          (i) The Company and each of its U.S. subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify, singly or in the aggregate, would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

          (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each U.S. subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned of record and, to our knowledge, beneficially directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Common Stock of the Company pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

          (iv) To our knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries [or on the ability of the Company to perform its obligations under the Transaction Documents, the Notes or the Warrants]; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or others;

          (v) The Registration Statement was declared effective under the Securities Act as of ____ p.m. on July ____, 1997, the Prospectus was filed with the Commission pursuant to subparagraph ____ of Rule 424(b) of the Rules and Regulations on July ___, 1997 and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

          (vi) (i) The Underwriting Agreement has been duly authorized, executed and delivered by the Company, and (ii) each of the other transaction Documents has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Warrant Agreement by the Warrant Agent and the Pledge Agreement by the Trustee, constitutes a valid legally binding instrument of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or fraudulent conveyance, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (vii) The Units, Notes, Warrants and Warrant Shares, assuming (i) due authorization, execution and delivery of the Indenture by the Trustee and the Warrant Agreement by the Warrant Agent and (ii) due authentication of the Notes by the Trustee and the Warrants by the Warrant Agent, each constitutes a valid legally binding instrument of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or fraudulent conveyance, reorganizations, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whenever such enforcement is considered in a proceeding in equity or at law).

          (viii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

          (ix) The statements contained in the Registration Statement and Prospectus under the captions "Certain Transactions," "Management - Employment Contract," "Management - Stock

Plans," "Shares Eligible for Future Sale" and "Certain Income Tax
Considerations - United States Federal Income Taxation of U.S. Holders," insofar as they describe statutes, regulations, legal or governmental proceedings, contracts or other documents referred to therein are accurate and fairly summarize, in each case in all material respects, the information called for with respect to such documents and matters and, insofar as such statements constitute matters of law or legal conclusions, have been reviewed by us and fairly present the information disclosed therein in all material respects;

          (x) The statements contained in the Registration Statement and Prospectus under the captions "Description of Units," "Description of Notes" and "Description of Warrants," insofar as they purport to describe certain of the terms of the documents referred to therein, fairly summarize such terms of such documents in all material respects.

          (xi) To the best of our knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement;

          (xii) The issue and sale of the Units, Notes and Warrants being delivered on the date hereof by the Company and the issuance and sale of the Warrant Shares upon exercise of the Warrants and the compliance by the Company with all of the provisions of each of the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets which is known to us to be binding on the Company, any of its subsidiaries or any of their respective properties or assets; and, except for the registration of the Units, Notes, Warrants and Warrant Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Units, Notes and Warrants by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company and the consummation of the transactions contemplated thereby;

          (xiii) Assuming the Trustee and the Company have taken or caused to be taken all actions set forth in Article [Ten] of the Indenture and Sections [1,3,4,6 and 16] of the Pledge Agreement, and assuming that the Trustee is the "entitlement holder" (as defined in Section 8-102 of the UCC) of a "security entitlement" (as defined in Section 8-102 of the UCC) to the Collateral Investments as provided in the Pledge Agreement, the Indenture and the Pledge Agreement are sufficient under the UCC to create in favor of the Trustee for the benefit of the Holders (as defined in the Indenture) of the Notes, as security for the Obligations (as defined in the Pledge Agreement), a valid and perfected security interest under the UCC in all of the Company's right, title and interest in and to such security entitlement to the Collateral Investments and the "proceeds" (as defined in Section 9-306 of the UCC) thereof. No recording or filing with any New York governmental body, agency or official is necessary to perfect the foregoing security interest. Assuming that the Trustee, on behalf of the Holders, has obtained its security entitlement to the Collateral Investments in good faith and without notice of any "adverse claim" (as defined in Section 8-102 of the UCC) in respect of such security entitlement and assuming that the Trustee's "control" (as defined in Section 8-106 of the UCC) of such security entitlement remains exclusive (as required under the Collateral and Securities Pledge Agreement), such a perfected security interest in favor of the Trustee under the Pledge Agreement in the Company's right, title and interest in and to such security entitlement will have priority over any other security interest in such security entitlement under the UCC hereafter created by or arising through the Company, except as hereafter stated.

          (xiv) Assuming compliance with Section [4] of the Pledge Agreement, the Trustee's sole control and dominion over the Cash Collateral Account results in the creation of a valid and enforceable security interest in respect of such account created by the Pledge Agreement.

          (xv) The Indenture has been duly qualified under the Trust Indenture Act.

          (xvi) To our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been duly waived or which have been described in the Prospectus) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act; and

          (xvii) There are no legal or, to our knowledge, contractual restrictions on the ability of the Company and its subsidiaries to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions in all material respects.

          The opinions expressed above are subject to the following additional qualification:

          (a) no opinion is rendered as to matters not specifically referred to herein and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect to which such reference is not made; and

          (b) no opinion is given with respect to the validity of the indemnification or contribution provisions, or any other provisions which may be deemed in violation of public policy, contained in the Underwriting Agreement.

          In addition, we hereby advise you that we have participated in conferences with officers and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although we have not undertaken to determine independently, and we do not assume any responsibility for, the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus (other than as set out in paragraph (vii) above), based upon those conferences and reviews and upon our participation in the preparation of the Registration Statement and Prospectus, no facts have come to our attention which cause us to believe that, (i) at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date, the Registration Statement and any amendment or supplement thereto (other than the financial statements, including supporting schedules, and financial and statistical data as to which this statement does not apply) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) as of the date hereof, or the date of the Prospectus, the Prospectus and any amendment or supplement thereto (except as aforesaid), contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          This opinion is rendered only to the addressees set forth above and is solely for the benefit of such addressees and may not be quoted to or relied upon by any other person or entity without the express written consent of a partner of this firm. In addition, Shearman & Sterling may rely upon this opinion in connection with the delivery of its opinion to the addressees in connection with the Underwriting Agreement.

                              Very truly yours,




                              PEPPER, HAMILTON & SCHEETZ LLP

                                                                       EXHIBIT B


LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

                                                     July __, 1997

Ladies and Gentlemen:

          We have acted as special United States telecommunications counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), in connection with the execution and delivery by the Company of the Underwriting Agreement dated July __, 1997 (the "Underwriting Agreement") by and among the Company and you, as representatives (the "Representatives") of the several Underwriters listed on Schedule I attached thereto (the "Underwriters"), and the filing by the Company with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of the Company's registration statement on Form S-1 (No. 333-30195), as amended to date, relating to ___ Units (the "Units"), each Unit consisting of ___ ___% Senior Notes due 2004 (each, a "Note" and ___ warrants (each, a "Warrant") to purchase ___ shares of Common Stock, par value $0.01 per share, of the Company (the "Warrant Shares"). This opinion is delivered to you pursuant to Section 7(e) of the Underwriting Agreement. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

          Our opinion is limited to certain telecommunication regulatory matters involving the Federal Communications Commission (the "FCC"), the Communications Act of 1934, as amended (including amendments made by the Telecommunications Act of 1996, 47 U.S.C. (S) 151 et seq.), and the rules and regulations of the FCC
                           -- ---
(collectively the "Communications Act") and comparable state statutes governing telecommunications and the rules and regulations of comparable state regulatory commissions ("State Regulatory Agencies") with primary regulatory jurisdiction over telecommunications matters (collectively "State Telecommunications Laws"). Except as indicated, we express no opinion and assume no responsibility as to the applicability of any other local, foreign, supranational or regional laws or regulations, including, but not limited to, laws governing the corporate organization, authority to transact business, or tax liability of the Company and its subsidiaries. Although we have acted as special regulatory counsel in specific regulatory matters to Primus Telecommunications, Inc. ("PTI"), we draw your attention to the fact that we have not undertaken any on-site or other physical inspections of the business or properties of the Company or PTI, and with respect to business practices, operations, accounts, personnel or day-to-day affairs have not independently verified the manner in which their respective businesses are operated.

          For purposes of this opinion, we have reviewed the Underwriting Agreement, the Registration Statement, and such documents issued by government agencies, as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials and of the Certificate of Officer of the

Company's subsidiary PTI attached hereto (the "Certificate") as we have deemed necessary to enable us to render this opinion. In our review, we have assumed the conformity with originals of all documents submitted to us as copies. We have also assumed, without independent inquiry, that there are no agreements or understandings between or among the Company and other parties than those disclosed in the Underwriting Agreement that would expand, modify, or otherwise affect the terms of the Underwriting Agreement or the rights or obligations thereunder of the parties thereto, and that those documents accurately and completely set forth the agreements of all parties thereto. Notwithstanding the foregoing sentence, with respect to the opinions set out in paragraphs (i), (iv) and (v) below, we assume that none of the entities purchasing stock is directly or indirectly owned or controlled by a foreign carrier to an extent that the purchase of Common Stock contemplated by the Underwriting Agreement would result in an aggregate of 10% or more of the Company's stock being held by any one foreign carrier.

          In connection with this opinion as to matters of fact (including but not limited to representations made regarding PTI's business operations and strategy, pricing, costs, advertising and marketing), other than factual matters relating to the existence of the Communications Act and State Telecommunications Laws, we have relied upon the statements contained in the attached Certificate. Whenever in this opinion we limit our opinion to the "best of our knowledge," our statements are based solely on the Certificate and on any information that became known to the attorneys of this firm who are involved in representing the Company and/or PTI in the course of their performance of such services.
Wherever in our opinion we state that PTI has filed a tariff at the FCC or the State Regulatory Agencies, we express no opinion whatsoever concerning whether, and to what extent, such tariffs reflect the Company's current actual rates and services or comply with the specific format, rate structure and other tariff rules of the FCC or the State Regulatory Agencies.

          For purposes of this opinion, we have made such examination of the Communications Act, and the State Telecommunications Laws as we have deemed necessary. In the course of developing this opinion, we have examined only actions and approvals arising out of, relating to, or taken pursuant to, the provisions of the Communications Act and State Telecommunications Laws. We have not undertaken to determine the existence of any actions, approvals, or proceedings, whether outstanding, pending or threatened, before persons or entities other than the FCC or the State Regulatory Agencies.

          This opinion is given as of the date hereof, and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter occur or come to our attention or to assess the likelihood of any event, including any proceeding or appeal which hereafter may be initiated by or before the FCC, any State Regulatory Agency, or any federal or state court or government agency or any changes in laws, rules or regulations or the interpretation of such, which may hereafter occur, or any materials changes in the terms of the Agreements.

          Based upon and limited to such examination and subject to the assumptions and qualifications set forth in this letter, it is our opinion as of the date hereof that:

          (i) (A) The execution and delivery of the Underwriting Agreement by the Company and the issue and sale of the shares contemplated thereby do not violate (1) the Communications Act, (2) any rules or regulations of the FCC applicable to the Company [or PTI], (3) any State Telecommunications Laws applicable to the Company and/or to PTI, and (4) to the best of our knowledge, any decree from any court, and (B) no authorization of or filing with the FCC or any

State Regulatory Agency is necessary for the execution and delivery of the Agreements by the Company and the issue and sale of the shares contemplated thereby in accordance with the terms thereof;

          (ii) PTI is a nondominant carrier authorized by the FCC to provide interstate interexchange telecommunications services pursuant to 47 C.F.R.
(S) 63.07(a) (1995) without any further order, license, permit or other authorization by the FCC. PTI has been granted Section 214 authority by the FCC to provide international message telecommunications services and private line services through the resale of international switched voice and private line services and/or by using its own facilities and has on file with the FCC tariffs applicable to its domestic interstate and international services;

          (iii) PTI is certified, registered or otherwise authorized, or is not required to obtain authority to resell intrastate interexchange telecommunications services in the respective states listed on Schedule A hereto. PTI has a tariff on file in each of the states in which a tariff is required to be filed;

          (iv) (A) PTI (1) to the best of our knowledge after due inquiry has made all reports and filings, and paid all fees, required by the FCC and the State Regulatory Agencies; and (2) based on our understanding of PTI's operations from the Certificate, has all certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all filings and registrations with, the FCC and the State Regulatory Agencies necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus; and (B) to the best of our knowledge after due inquiry, PTI has not received any notice of proceedings relating to the revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole;

          (v) Based on our understanding of PTI's operations from the Certificate, neither the Company nor PTI is in violation of, or in default under the Communications Act, the telecommunications rules or regulations of the FCC or State Telecommunications Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole;

          (vi) To the best of our knowledge after due inquiry (A) as of the date hereof, no decree or order of the FCC or any State Regulatory Agency is outstanding against the Company or any of its subsidiaries and (B) except as set forth in the Certificate, no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against the Company or any of its subsidiaries before or by the FCC or any State Regulatory Agency; and

          (vii) The statements in the Prospectus under the captions "Risk Factors - Potential Adverse Effects of Regulation - United States" and "Business - Government Regulation - United States," insofar as such statements constitute a summary of the legal matters, documents or proceedings of the FCC and State Regulatory Agencies with respect to telecommunications regulation referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein.

          The opinions expressed in this letter are subject in all respects to the following qualifications: (1) this opinion speaks only to the transactions that are being consummated on the date hereof and does not address any transaction that may take place after the Closing Date; (2) any action that would transfer de facto or de jure legal control of PTI is subject to the
               -- -----    -- ----
requirement for prior approval from the FCC and/or State Regulatory Agencies;
(3) no opinion is rendered as to matters not specifically referred to herein or to events which have not yet occurred and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect to such matters; and (4) all opinions expressed in this letter are limited solely to the effect of the Communications Act and State Telecommunications Laws on the telecommunications business of the Company and PTI and we express no opinion as to the effect of any other federal or state statute or equitable doctrine or common law or of the regulations of any other agency or administrative body.

          Other than as expressly stated in paragraphs [one (i) through seven
(vii)], no opinion is rendered as to the compliance of PTI in the past or in the future with any or all conditions or other requirements of the FCC and the State Regulatory Agencies contained in the orders, if any, authorizing the operations of the Company or PTI or otherwise imposed by statute, rule, regulation or policy, and we assume no obligation to ensure that the Company or PTI comply with such conditions or requirements. We are admitted to the District of Columbia Bar and, with respect to any matters concerning the law of the States, we draw your attention to the fact that the members of the firm involved in the preparation of this opinion letter, although generally familiar with the telecommunications laws of the States, are not admitted to the Bars of the States and are not experts in the laws of those jurisdictions.

          This opinion is given solely for the benefit of, and may be relied upon only by, the Underwriters and international managers and may not be quoted, used, relied upon, or referred to by any other party, nor redelivered to or relied upon by any governmental agency or any other person or entity without the prior written consent of this firm.




                                            ------------------------------------
                                            Swidler & Berlin, Chartered



                                            Very Truly Yours,


                                            Swidler & Berlin, Chartered

                                                                       EXHIBIT C

                                                                   July __, 1997

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285


RE:  PRIMUS TELECOMMUNICATIONS, INC. ("PRIMUS") - OPINION LETTER
----------------------------------------------------------------

          We have acted as special counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation ("Primus"), in connection with the execution and delivery by Primus of the Underwriting Agreement dated July __, 1997 (the "Underwriting Agreement") by and among Primus and you, as representatives (the "Representatives") of the several Underwriters listed on
Schedule I attached thereto (the "Underwriters") and the filing by Primus with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of Primus' registration statement on Form S-1 (No. 333-30195), as amended to date, relating to __ Units (the "Units"), each Unit consisting of __ __% Senior Notes due 2004 (each, a "Note") and __ Warrants to purchase __ shares of Common Stock, par value $0.01 per share, of the Company. This opinion is delivered to you pursuant to the Underwriting Agreement.

          In connection with this opinion, we have examined the Underwriting Agreement, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of Primus Telecommunications, Limited. ("PTL") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of certificates of officers of Primus and PTL, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of Primus and PTL and certificates of officers of Primus and PTL, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Underwriting Agreement by the parties thereto, (ii) the genuineness of the signatures of, and the authority of, persons signing the Underwriting Agreement on behalf of all parties, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of England and Wales.

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

 1   (a)  Primus' subsidiary, Primus Telecommunications, Inc. ("PTI"), has been duly incorporated and is validly existing as a [public limited company] under the laws of [England], and has the corporate power and authority under such laws to own its property, and, operating Primus' business in the United Kingdom, has all necessary approvals, licenses, designations and specifications from the Secretary of State for Trade and Industry ("permissions") to conduct its business in the United Kingdom in the manner described in the Prospectus and no such other approvals or permissions are required from any other governmental entity in the United Kingdom for Primus, PTI or PTL to conduct their business as currently conducted in the United Kingdom in the manner described in the Prospectus;

     (b) neither Primus, PTI nor PTL has received any notice of proceedings relating to revocation or modification of any permissions save for the designation and specification attached herewith and the notice of intention also attached herewith;

     (c) neither Primus, PTI nor PTL is in violation of, or in default under, English or Welsh law, regulation, order, or judgment applicable to any of them; and

     (d) there are no restrictions contained in any permission on the ability of PTL to declare or pay any dividends or make any payment or transfer any property or assets to its shareholders.

     (e) to the best of our knowledge and belief Primus, PTI and PTL have not been issued with any notifications by the Commission of the European Communities informing any of them that they are in breach of any applicable provision of European law as established under the Treaty of Rome as it relates to the provision of telecommunications services.

     (f) PTI is the registered beneficial owner of 100% of the shares of PTL; PTL is a wholly owned subsidiary of PTI.

2 Insofar as the following statements in the Prospectus related to the UK, namely those under the captions "Risk Factors - Potential Adverse Effects of Regulation"; "Business -Government Regulation - United Kingdom" and "- Competition" and insofar as they constitute summaries of the legal matters, documents or proceedings referred to therein, they are accurate in all material respects and fairly summarize all matters referred to therein.


                                            Yours faithfully,


                                            Rakisons Solicitors

                                                                       EXHIBIT D


July __, 1997

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          We have acted as special counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation ("Primus"), in connection with the execution and delivery by Primus of the Underwriting Agreement dated July __, 1997 (the "Underwriting Agreement") by and among Primus and you, as representatives (the "Representatives") of the several Underwriters listed on
Schedule I attached thereto (the "Underwriters"), and the filing by Primus with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of Primus' registration statement on Form S-1 (No. 333-30195), as amended to date, relating to __ Units (the "Units"), each Unit consisting of __ __% Senior Notes due 2004 (each, a "Note") and __ Warrants (each, a "Warrant") to purchase ___ shares of Common Stock, par value $0.01 per share, of the Company (the "Warrant Shares"). This opinion is delivered to you pursuant to Section 7(g) of the Underwriting Agreement. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

          In connection with this opinion, we have examined the Underwriting Agreement, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of Primus Telecommunications Pty. Ltd. ("Primus Australia") and Axicorp Pty., Ltd. ("Axicorp") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of certificates of officers of Primus, Primus Australia and Axicorp, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of Primus contained in the Agreements and in such certificates of officers of Primus, Primus Australia and Axicorp, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Agreements by the parties thereto other than Primus, (ii) the genuineness of the signatures of, and the authority of, persons signing the Underwriting Agreement on behalf of all parties other than Primus, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of the Commonwealth of Australia ("Australia").

References to:
1. "$" in this report are to Australian dollars, except where specified as US$.

2. the "Prospectus" are to a prospectus of Primus dated July __, 1997, a copy of which is attached to this letter.

We have inspected:
(a) the company statutory records of Axicorp Pty., Ltd. ("Axicorp"), undertaken a full historical company search with the Australian Securities Commission and inspected a certified copy of a Share Acquisition Deed dated 1 March 1996 between Primus Telecommunications International, Incorporated ("Primus International") as purchaser and certain parties as vendors in relation to all the shares in Axicorp.
(b) the company statutory records of Primus Telecommunications Pty. Ltd. ("Primus Australia") and undertaken a full historical company search with the Australian Securities Commission.

Based upon our investigations and interview and (in relation to paragraphs 3, 5 and 8.3) our opinion of the laws of Australia, we are able to say:

1.   AXICORP PTY., LTD. ACN 061 754 943
1.1 Axicorp has an authorized share capital of $__________ divided into __________ shares of $1.00 and has an issued share capital of $__________, comprising _______ fully paid ordinary shares of $1.00 each.

     Primus International is the registered beneficial owner of __________ shares (100%) in Axicorp, none of which are mortgaged to any party, and has options to purchase the balance of the shares in Axicorp.

     Axicorp is a wholly owned subsidiary of Primus.

12 We are instructed that Axicorp conducts the business of providing local, domestic and international long distance, mobile, voice, data, facsimile, enhanced facsimile, calling card, debit card and prepaid card, and ISDN carriage telecommunications services to business and residential customers through direct sales force, dealerships, agents, resellers, associations, affinity groups, direct marketing and others and providing voicemail equipment to carriers, in Australia and that Axicorp only does business in Australia.

2.   PRIMUS TELECOMMUNICATIONS PTY. LTD. ACN 071 191 396
21 Primus Australia has an authorized share capital of $[1,000,000] divided into
     1,000,000 shares classified as follows:
     909,998 Ordinary shares of $1.00 each
     10,000 "A" class shares of $1.00 each
     10,000 "B" class shares of $1.75 each
     10,000 "C" class shares of $1.50 each
     10,000 "D" class shares of $1.25 each
     10,000 "E" class shares of $1.00 each
     10,000 "F" class shares of $0.75 each
     10,000 "G" class shares of $0.50 each
     10,000 "H" class shares of $0.25 each
     10,000 "I" class redeemable preference shares of $1.00 each 2 Subscriber shares of $1.00 each

     Primus Australia has an issued share capital of $1,001, comprising 1,001 shares of $1.00 each, made up of 999 fully paid ordinary shares and 2 fully paid Subscriber shares.

     Primus is the registered beneficial owner of all the shares in Primus Australia. Primus Australia is a wholly-owned subsidiary of Primus.

2.2 We are instructed that Primus Australia conducts the business of [..] and that Primus Australia only does business in Australia.

3.   INCORPORATION, STANDING AND POWER & AUTHORITY
3.1  Each of Axicorp and Primus Australia:
     (a)  has been duly incorporated; and
     (b) is validly existing as a corporation in good standing under the laws of, in the case of Axicorp, Victoria and, in the case of Primus Australia, New South Wales; and
     (c) has all necessary power and authority to own or hold its properties and conduct the business in which it is engaged in Australia.

4.   AUTHORISATIONS TO CONDUCT BUSINESS & COMPLIANCE WITH LAWS
     Each of Axicorp and Primus Australia:
     (a) has all necessary certificates, orders, permits, licenses, authorisations, consents and approvals of and from, and has made all declarations and filings with, all Australian governmental authorities, all self-regulatory organizations and all courts and tribunals to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus;

     (b) has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorisations, consents or approvals;
     (c) is not in violation of, or in default under, any federal, state or local law, regulation, rule, decree, order or judgement applicable to it, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of Primus and its subsidiaries, taken as a whole, except as described in the Prospectus.

5.   REGULATORY ENVIRONMENT
     The statements in the Prospectus under the captions:
     *    "Risk Factors - Potential Adverse Effects of Regulation" and
     *    "Business - Government Regulation"
     in each case insofar as such statements constitute summaries of the Australian legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein.

6.   RESTRICTIONS ON REPATRIATION OF FUNDS
     There are no restrictions (legal, contractual or otherwise) on the ability of Axicorp or Primus Australia to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of Primus and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

7.   LITIGATION
     Each of Axicorp and Primus Australia is not aware of any actual or pending legal proceeding in which it is a party or which is threatened against it that would be likely, if successful, to have a material adverse effect on Primus's business, financial condition or results of operations.

                                         Very Truly Yours,


                                         Rawling & Company Solicitors

                                                                       EXHIBIT E



                                                                   July __, 1997

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          We have acted as special Canadian counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation ("Primus"), in connection with the execution and delivery by Primus of the Underwriting Agreement dated July __, 1997 (the "Underwriting Agreement") by and among Primus and you, as representatives (the "Representatives") of the several Underwriters listed on
Schedule I attached thereto (the "Underwriters"), and the filing by Primus with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of Primus' registration statement on Form S-1 (No. 333-30195), as amended to date, relating to __ Units (the "Units"), each consisting of __ __% Senior Notes due 2004 (each, a "Note") and the Warrants (each, a "Warrant") to purchase __ shares of Common Stock, par value $0.01 per share, of the _______ (the "Warrant Shares"). This opinion is delivered to you pursuant to Section 7(h) of the Underwriting Agreement. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

          In connection with this opinion, we have examined the Underwriting Agreement, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of Primus and 3362426 Canada Inc., doing business as Primus Telecommunications Canada ("Primus Canada") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of Primus and CS-1, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of Primus contained in the Underwriting Agreement and in such certificates of officers of Primus and Primus Canada, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Underwriting Agreement by the parties thereto other than Primus, (ii) the genuineness of the signatures of, and the authority of, persons signing the Underwriting Agreement on behalf of all parties other than Primus,
(iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of Canada.

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

     (i) The statements in the Prospectus under the captions "Risk Factors -- Potential Adverse Effects of Regulation," and "Business -- Government Regulation -- Canada", in each case insofar as such statements constitute summaries of the Canadian legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein.



                              Very truly yours,

                              Osler, Hoskins & Harcourt

                                                                       EXHIBIT F



                                                                   July __, 1997

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          We have acted as special Canadian counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation ("Primus"), in connection with the execution and delivery by Primus of the Underwriting Agreement dated July __, 1997 (the "Underwriting Agreement") by and among Primus and you, as representatives (the "Representatives") of the several Underwriters listed on
Schedule I attached thereto (the "Underwriters"), and the filing by Primus with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of Primus' registration statement on Form S-1 (No. 333-30195), as amended to date, relating to __ Units (the "Units"), each consisting of __ __% Senior Notes due 2004 (each, a "Note") and the Warrants (each, a "Warrant") to purchase __ shares of Common Stock, par value $0.01 per share, of the _______ (the "Warrant Shares"). This opinion is delivered to you pursuant to Section 7(h) of the Underwriting Agreement. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

          In connection with this opinion, we have examined the Underwriting Agreement, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of Primus and 3362426 Canada Inc., doing business as Primus Telecommunications Canada ("Primus Canada") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of Primus and CS-1, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of Primus contained in the Underwriting Agreement and in such certificates of officers of Primus and Primus Canada, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Underwriting Agreement by the parties thereto other than Primus, (ii) the genuineness of the signatures of, and the authority of, persons signing the Underwriting Agreement on behalf of all parties other than Primus,
(iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of Canada.

           Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

     (i) Primus Canada has been duly incorporated and is validly existing as a corporation in good standing under the laws of [ ___________ ], is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its respective businesses require such qualification (except where the failure to so qualify, singly or in the aggregate, would not have a material adverse effect on the financial position, stockholders' equity, results of operations or business of Cam-Net), and has all power and authority necessary to own or hold its respective properties and conduct the businesses in which they are engaged;

     (ii) Primus is the registered beneficial owner of ____ shares (____%) in Primus Canada.



                                      Very truly yours,

                                      Goodman, Phillips & Vineberg